Exhibit 10.47

2006 Incentive Plan

For

Key Management

The Eye Care Centers of America, Inc. 2006 Incentive Plan for Key Management (hereafter referred to as “the company” and “the Plan”) is designated to attract, retain and reward key management associates who contribute to the achievement of Company objectives. The plan includes those participants who are most able to influence the Company’s growth and profitability as determined by the Chief Executive Officer.

The plan is intended to support the Company’s compensation philosophy, which is to provide superior direct compensation opportunities for superior financial and individual performance.

Objectives:

The specific objectives of the plan are to:

•	Motivate and reward key management for superior performance in achieving the Company financial goals.

•	Strengthen the commonality of shareholder and management interests.

•	Enhance the Company’s ability to acquire and retain qualified management associates.

Features:

The following is a summary of the major features of the Plan:

Plan Year:

The plan year shall be the fiscal year from January 1, 2006 through December 30, 2006.

Eligibility:

Participation in the plan is based on approval from the Chief Executive Officer.

The participant should be a regular full-time employee of the company at the time of payment. A participant who subsequently is on a leave of absence away from work for a period longer than 90 days during the plan year shall have his/her incentive prorated based upon his/her active time in position.

2006 Incentive Plan

For

Key Management

Incentive Opportunity:

No bonus shall be paid with respect to the fiscal year unless minimum Adjusted EBITDA, as defined and set forth (in thousands) under Financial Objectives, is exceeded for the year.

Base Salary is defined as the effective pay rate as of the fiscal year end not including commissions, bonuses, contractual guarantees, etc.

Participant incentive awards will be based on weighted objectives of: (A) up to 90% on Adjusted EBITDA as defined under Financial Objectives and (B) a maximum of 10% on up to five individual performance objectives consistent with the criteria outlined under Performance Objectives.

Company Financial Objectives (CFO):

“Adjusted EBITDA” shall mean earnings for the Company before interest expense, income tax, depreciation and amortization as determined in accordance with generally accepted accounting principles. Adjusted EBITDA thresholds referenced in this plan are for the current business. Acquisitions not comprehended in the plan will be treated as a discretionary issue by the Compensation Committee.

No performance bonus shall be paid with respect to the fiscal year unless minimum Adjusted EBITDA, as set forth below (in thousands), is exceeded for the year. The Bonus shall be 30% of Base Salary if Target Adjusted EBITDA, as set forth below (in thousands), is achieved for the year and shall be 100% of Base Salary if superior Adjusted EBITDA, as set forth below (in thousands) is achieved or exceeded for such year. If Adjusted EBITDA achieved for the fiscal year falls between minimum Adjusted EBITDA and superior Adjusted EBITDA, the bonus shall be such percentage of base salary between 0% and 100% calculated on a straight line basis, as corresponds to the relative achievement of Adjusted EBITDA, with 0% corresponding to minimum Adjusted EBITDA and 100% corresponding to superior Adjusted EBITDA.

	COMPANY Adjusted EBITDA (000) 2006	(CFO) % of Base Salary	(PO)
Superior	$73,600.00	90%	10%
Target	$67,200.00	20%	10%

*	Any objective under Target Adjusted EBITDA for bonus purposes will be at the discretion of the Board

2006 Incentive Plan

For

Key Management

Performance Objectives (PO):

Each Plan year, Company performance objectives will be established by the Chief Executive Officer. Up to five individual objectives may be set using the following criteria.

•	Objective must be quantitative and/or well defined.

•	Objective will be set and weighted by the Participant’s supervisor.

•	Objectives must be approved by the C.E.O.

•	Objectives must be submitted to Human Resources.

•	Final results against objectives will be determined by the Participant’s supervisor and approved by the C.E.O.

No performance bonus shall be paid with respect to these individual objectives unless minimum Company Adjusted EBITDA, as defined and set forth (in thousands), under Financial Objectives is exceeded for the year.

The portion of bonus earned as a result of performance against individual objectives shall be calculated as the percent of base salary earned based on Company Adjusted EBITDA times the points earned of those allocated to individual objectives times the participant’s base salary.

Example 1

Company achieves Target Adjusted EBITDA ($67,200), which equates to a payout of 30% of base salary if business objectives are achieved. Of the 30%, business objectives equate to 10% and Company Adjusted EBITDA 20%. In this example, the manager achieved all of their business objectives and therefore is paid a bonus on the entire 30%.

Example 2

Company achieves Target Adjusted EBITDA ($67,200), which equates to 30% of base salary, but manager does not achieve all business objectives. The manager in this scenario achieved  1/2 of their business objectives. (Formula: 10% x 50% = 5%) Therefore this manager would be paid 5% on their personal objectives and 20% on the company’s Adjusted EBITDA achievement.

2006 Incentive Plan

For

Key Management

Example 3

Company meets/exceeds Superior Adjusted EBITDA ($73,600), which equates to 100% of base salary to be paid in bonus, but manager does not achieve all business objectives. The manager in this scenario achieved 1/3 of their business objectives. (Formula: 10% x 33.3% = 3.33%) Therefore this manager would be paid 3.33% on their personal objectives and 90% on the company’s EBITDA achievement

Payment:

Individual incentive awards may be paid when the Company’s performance exceeds the minimum Company Adjusted EBITDA. The incentive bonus will be determined following the completion of the audit of the Company’s financial statements. Payment will be by check and made no later than March 15th following the end of the Plan year.

The Board of Directors holds the right to payout a discretionary incentive award should the Board deem the payout appropriate.

Withholding:

The Company shall have the right to deduct any sums as required to be withheld by federal, state, or local tax laws with respect to the payment of any bonus award. There is no obligation hereunder that any Plan Participant be advised of the existence of the tax or the amount which the Company will be required to withhold.

Employee New Hire/Transfer/Promotion/Demotion:

If an employee is hired, transferred, promoted, or demoted into a position, with eligibility in the Plan, their incentive will be considered effective, for purposes of the Plan, on the date determined by the Chief Executive Officer. Any incentive will be calculated on a pro-rata basis from that date.

If an employee is demoted to a non-eligible position during the fiscal year, he/she shall lose his/her bonus potential for the entire fiscal year.

Employment Termination:

If a Participant becomes permanently disabled or dies during or after the Plan year, the Plan may award the Participant or his/her estate a bonus on a pro-rata basis following the year-end closing. If the Participant leaves the Company for any reason other than disability or death, the Participant will forfeit the right to a bonus payment. The Participant must be an active employee at the time the incentive payment is made to receive payment.

2006 Incentive Plan

For

Key Management

Plan Administration:

The C.E.O. will have the sole discretionary authority to administer the Plan in all of its details. All actions and determinations of the C.E.O. will be final and binding upon all parties.

The company reserves the sole discretionary right to modify, amend or terminate the Plan at any time, for any reason, with or without notice. If any questions arise as to the administration of the Plan, the C.E.O. will serve as the main contact person.

Rights of Plan Participants:

All payments made under this Plan will be made from the general assets of the Company. No participant or other party will have any right to or interest in any assets of the Company except as specifically provided for in this Plan.

Limitation of Rights:

The establishment, maintenance and provisions of the Plan will not be considered or construed: (1) as giving to any employee any right to be continued in the employment of the Company; (2) as limiting the right of the Company to discipline or discharge any of its employees; (3) as creating any contract of employment between the Company and any employee; or (4) as conferring any legal or equitable right against the Company or any individual responsible for administering the Plan.

No Assignments:

Amounts payable under the Plan will constitute general assets of the Company and will not be subject to any claims by any creditor of or claimant against the Participant; and any attempt to reach such amounts by any such creditor or claimant, or attempt by the Participant to confer on any such creditor or claimant any right or interest with respect to such amounts, will be null and void. No amounts payable under the Plan will cause the Company to be liable for, or subject to, any manner of debt or liability of any Participant.

Governing Law:

This Plan shall be governed by, and construed in accordance with, the laws of the State of Texas. Any claim or dispute arising under this Plan will be adjudicated by a court of competent jurisdiction in the State of Texas.

2006 Incentive Plan

For

Key Management

Severability:

If any of the provisions of the Plan are held to be invalid, such holdings will not in any way affect the validity of the remainder of the Plan.

Written Plan Requirement:

No person has the authority to make any verbal statement of any kind which (1) is legally binding upon the Company and/or (2) alters the Plan documents or other documents maintained in conjunction with the Plan.

FY 2006 CEO Incentive Plan Payout Grid

EBITDA	Bonus %
$ 73,600	150.00%
$ 73,500	149.22%
$ 73,400	148.44%
$ 73,300	147.66%
$ 73,200	146.88%
$ 73,100	146.09%
$ 73,000	145.31%
$ 72,900	144.53%
$ 72,800	143.75%
$ 72,700	142.97%
$ 72,600	142.19%
$ 72,500	141.41%
$ 72,400	140.63%
$ 72,300	139.84%
$ 72,200	139.06%
$ 72,100	138.28%
$ 72,000	137.50%
$ 71,900	136.72%
$ 71,800	135.94%
$ 71,700	135.16%
$ 71,600	134.38%
$ 71,500	133.59%
$ 71,400	132.81%
$ 71,300	132.03%
$ 71,200	131.25%
$ 71,100	130.47%
$ 71,000	129.69%
$ 70,900	128.91%
$ 70,800	128.13%
$ 70,700	127.34%
$ 70,600	126.56%
$ 70,500	125.78%
$ 70,400	125.00%
$ 70,300	124.22%
$ 70,200	123.44%
$ 70,100	122.66%
$ 70,000	121.88%
$ 69,900	121.09%
$ 69,800	120.31%
$ 69,700	119.53%
$ 69,600	118.75%
$ 69,500	117.97%
$ 69,400	117.19%
$ 69,300	116.41%
$ 69,200	115.63%
$ 69,100	114.84%
$ 69,000	114.06%
$ 68,900	113.28%
$ 68,800	112.50%
$ 68,700	111.72%
$ 68,600	110.94%
$ 68,500	110.16%
$ 68,400	109.38%
$ 68,300	108.59%
$ 68,200	107.81%
$ 68,100	107.03%
$ 68,000	106.25%
$ 67,900	105.47%
$ 67,800	104.69%
$ 67,700	103.91%
$ 67,600	103.13%
$ 67,500	102.34%
$ 67,400	101.56%
$ 67,300	100.78%
$ 67,200	100.00%
$ 67,100	98.06%
$ 67,000	96.13%
$ 66,900	94.19%
$ 66,800	92.26%
$ 66,700	90.32%
$ 66,600	88.39%
$ 66,500	86.45%
$ 66,400	84.52%
$ 66,300	82.58%
$ 66,200	80.65%
$ 66,100	78.71%
$ 66,000	76.77%
$ 65,900	74.84%
$ 65,800	72.90%
$ 65,700	70.97%
$ 65,600	69.03%
$ 65,500	67.10%
$ 65,400	65.16%
$ 65,300	63.23%
$ 65,200	61.29%
$ 65,100	59.35%
$ 65,000	57.42%
$ 64,900	55.48%
$ 64,800	53.55%
$ 64,700	51.61%
$ 64,600	49.68%
$ 64,500	47.74%
$ 64,400	45.81%
$ 64,300	43.87%
$ 64,200	41.94%
$ 64,100	40.00%

Note: EBITDA is expressed in thousands

FY 2006 COO & CFO Incentive Plan Payout Grid

EBITDA	Bonus %
$ 73,600	120.00%
$ 73,500	118.91%
$ 73,400	117.81%
$ 73,300	116.72%
$ 73,200	115.63%
$ 73,100	114.53%
$ 73,000	113.44%
$ 72,900	112.34%
$ 72,800	111.25%
$ 72,700	110.16%
$ 72,600	109.06%
$ 72,500	107.97%
$ 72,400	106.88%
$ 72,300	105.78%
$ 72,200	104.69%
$ 72,100	103.59%
$ 72,000	102.50%
$ 71,900	101.41%
$ 71,800	100.31%
$ 71,700	99.22%
$ 71,600	98.13%
$ 71,500	97.03%
$ 71,400	95.94%
$ 71,300	94.84%
$ 71,200	93.75%
$ 71,100	92.66%
$ 71,000	91.56%
$ 70,900	90.47%
$ 70,800	89.38%
$ 70,700	88.28%
$ 70,600	87.19%
$ 70,500	86.09%
$ 70,400	85.00%
$ 70,300	83.91%
$ 70,200	82.81%
$ 70,100	81.72%
$ 70,000	80.63%
$ 69,900	79.53%
$ 69,800	78.44%
$ 69,700	77.34%
$ 69,600	76.25%
$ 69,500	75.16%
$ 69,400	74.06%
$ 69,300	72.97%
$ 69,200	71.88%
$ 69,100	70.78%
$ 69,000	69.69%
$ 68,900	68.59%
$ 68,800	67.50%
$ 68,700	66.41%
$ 68,600	65.31%
$ 68,500	64.22%
$ 68,400	63.13%
$ 68,300	62.03%
$ 68,200	60.94%
$ 68,100	59.84%
$ 68,000	58.75%
$ 67,900	57.66%
$ 67,800	56.56%
$ 67,700	55.47%
$ 67,600	54.38%
$ 67,500	53.28%
$ 67,400	52.19%
$ 67,300	51.09%
$ 67,200	50.00%
$ 67,100	49.12%
$ 67,000	48.24%
$ 66,900	47.35%
$ 66,800	46.47%
$ 66,700	45.59%
$ 66,600	44.71%
$ 66,500	43.82%
$ 66,400	42.94%
$ 66,300	42.06%
$ 66,200	41.18%
$ 66,100	40.29%
$ 66,000	39.41%
$ 65,900	38.53%
$ 65,800	37.65%
$ 65,700	36.76%
$ 65,600	35.88%
$ 65,500	35.00%
$ 65,400	34.12%
$ 65,300	33.24%
$ 65,200	32.35%
$ 65,100	31.47%
$ 65,000	30.59%
$ 64,900	29.71%
$ 64,800	28.82%
$ 64,700	27.94%
$ 64,600	27.06%
$ 64,500	26.18%
$ 64,400	25.29%
$ 64,300	24.41%
$ 64,200	23.53%
$ 64,100	20.00%

Note: EBITDA is expressed in thousands

FY 2006 Key Management Incentive Plan Payout Grid

EBITDA	Bonus %
$ 73,600	100.00%
$ 73,500	98.91%
$ 73,400	97.81%
$ 73,300	96.72%
$ 73,200	95.63%
$ 73,100	94.53%
$ 73,000	93.44%
$ 72,900	92.34%
$ 72,800	91.25%
$ 72,700	90.16%
$ 72,600	89.06%
$ 72,500	87.97%
$ 72,400	86.88%
$ 72,300	85.78%
$ 72,200	84.69%
$ 72,100	83.59%
$ 72,000	82.50%
$ 71,900	81.41%
$ 71,800	80.31%
$ 71,700	79.22%
$ 71,600	78.13%
$ 71,500	77.03%
$ 71,400	75.94%
$ 71,300	74.84%
$ 71,200	73.75%
$ 71,100	72.66%
$ 71,000	71.56%
$ 70,900	70.47%
$ 70,800	69.38%
$ 70,700	68.28%
$ 70,600	67.19%
$ 70,500	66.09%
$ 70,400	65.00%
$ 70,300	63.91%
$ 70,200	62.81%
$ 70,100	61.72%
$ 70,000	60.63%
$ 69,900	59.53%
$ 69,800	58.44%
$ 69,700	57.34%
$ 69,600	56.25%
$ 69,500	55.16%
$ 69,400	54.06%
$ 69,300	52.97%
$ 69,200	51.88%
$ 69,100	50.78%
$ 69,000	49.69%
$ 68,900	48.59%
$ 68,800	47.50%
$ 68,700	46.41%
$ 68,600	45.31%
$ 68,500	44.22%
$ 68,400	43.13%
$ 68,300	42.03%
$ 68,200	40.94%
$ 68,100	39.84%
$ 68,000	38.75%
$ 67,900	37.66%
$ 67,800	36.56%
$ 67,700	35.47%
$ 67,600	34.38%
$ 67,500	33.28%
$ 67,400	32.19%
$ 67,300	31.09%
$ 67,200	30.00%
$ 67,100	29.12%
$ 67,000	28.24%
$ 66,900	27.35%
$ 66,800	26.47%
$ 66,700	25.59%
$ 66,600	24.71%
$ 66,500	23.82%
$ 66,400	22.94%
$ 66,300	22.06%
$ 66,200	21.18%
$ 66,100	20.29%
$ 66,000	19.41%
$ 65,900	18.53%
$ 65,800	17.65%
$ 65,700	16.76%
$ 65,600	15.88%
$ 65,500	15.00%
$ 65,400	14.12%
$ 65,300	13.24%
$ 65,200	12.35%
$ 65,100	11.47%
$ 65,000	10.59%
$ 64,900	9.71%
$ 64,800	8.82%
$ 64,700	7.94%
$ 64,600	7.06%
$ 64,500	6.18%
$ 64,400	5.29%
$ 64,300	4.41%
$ 64,200	3.53%
$ 63,800	0.00%

Note: EBITDA is expressed in thousands